POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 2001.



                                   /s/  George Campbell, Jr.
                                        George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of May, 2001.



                                   /s/  E. Virgil Conway
                                        E. Virigl Conway

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of May, 2001.



                                   /s/  Gordon J. Davis
                                        Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of May, 2001.



                                   /s/  Ruth M. Davis
                                        Ruth M. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 2001.



                                   /s/  Joan S. Freilich
                                        Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 2001.



                                   /s/  Ellen V. Futter
                                        Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 2001.



                                   /s/  Peter W. Likins
                                        Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 2001.



                                   /s/  Eugene R. McGrath
                                        Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 2001.



                                   /s/  Richard A. Voell
                                        Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of May, 2001.



                                   /s/  Stephen R. Volk
                                        Stephen R. Volk

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $235 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 2001.



                                   /s/  Edward J. Rasmussen
                                        Edward J. Rasmussen